WELLS FARGO

Wells Fargo Bank, National Association

First Modification to Revolving Line of Credit Note

THIS MODIFICATION TO REVOLVING LINE OF CREDIT NOTE (this "Modification") is entered into as of July 26, 2016, by and between AMERICAN CARESOURCE HOLDINGS, INC., ACSH PRIMARY CARE HOLDINGS, LLC, ACSH URGENT CARE HOLDINGS, LLC, ACSH SERVICE CENTER, LLC, ACSH PRIMARY CARE OF FLORIDA, LLC, ACSH PRIMARY CARE OF GEORGIA, LLC, ACSH PRIMARY CARE OF ALABAMA, LLC, ACSH URGENT CARE OF FLORIDA, LLC, ACSH URGENT CARE OF GEORGIA, LLC, ACSH URGENT CARE OF ALABAMA, LLC, ACSH MEDICAL MANAGEMENT, LLC, and MEDHELP, LLC (individually and collectively, "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Revolving Line of Credit Note in the maximum principal amount of Seven Million Dollars ($7,000,000.00), executed by Borrower and payable to the order of Bank, dated as of April 12, 2016 (the "Note"), which Note is subject to the terms and conditions of a credit agreement between Borrower and Bank dated as of April 12, 2016, as amended from time to time (the "Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Note, and have agreed to modify the Note to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be modified as follows:

1. The maximum principal amount available under the Note is hereby modified to be Eight Million Dollars ($8,000,000.00).

2. The effective date of the changes set forth herein shall be as of the date of this Modification.

3. Except as expressly set forth herein, all terms and conditions of the Note remain in full force and effect, without waiver or modification. All terms defined in the Note or the Agreement shall have the same meaning when used in this Modification. This Modification and the Note shall be read together, as one document.

4. Borrower certifies that as of the date of this Modification there exists no Event of Default under the Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

5. By signing below, Borrower acknowledges receipt of a copy of this Modification.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

AMERICAN CARESOURCE HOLDINGS, INC.

By: ______________________________
Adam Winger, President and
Chief Executive Officer

By: ______________________________
James Honn, Chief Operating Officer

(SEAL)

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: ______________________________
Rebecca Gibson, Senior Vice President

ACSH PRIMARY CARE HOLDINGS, LLC
ACSH URGENT CARE HOLDINGS, LLC
ACSH SERVICE CENTER, LLC
ACSH PRIMARY CARE OF FLORIDA, LLC
ACSH PRIMARY CARE OF GEORGIA, LLC
ACSH PRIMARY CARE OF ALABAMA, LLC
ACSH URGENT CARE OF FLORIDA, LLC
ACSH URGENT CARE OF GEORGIA, LLC
ACSH URGENT CARE OF ALABAMA, LLC
ACSH MEDICAL MANAGEMENT, LLC
MEDHELP, LLC

By: ______________________________
Adam Winger, President and Chief Executive Officer for each of the above companies

Address: 55 Ivan Allen Jr. Blvd, Suite 510
Atlanta, Georgia 30308

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

AMERICAN CARESOURCE HOLDINGS, INC.

By: ______________________________
Adam Winger, President and
Chief Executive Officer

By: ______________________________
James Honn, Chief Operating Officer

(SEAL)

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: [signature]
Rebecca Gibson, Senior Vice President

ACSH PRIMARY CARE HOLDINGS, LLC
ACSH URGENT CARE HOLDINGS, LLC
ACSH SERVICE CENTER, LLC
ACSH PRIMARY CARE OF FLORIDA, LLC
ACSH PRIMARY CARE OF GEORGIA, LLC
ACSH PRIMARY CARE OF ALABAMA, LLC
ACSH URGENT CARE OF FLORIDA, LLC
ACSH URGENT CARE OF GEORGIA, LLC
ACSH URGENT CARE OF ALABAMA, LLC
ACSH MEDICAL MANAGEMENT, LLC
MEDHELP, LLC

By: ______________________________
Adam Winger, President and Chief Executive Officer for each of the above companies

Address: 55 Ivan Allen Jr. Blvd, Suite 510
Atlanta, Georgia 30308